FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Fund
First Eagle Gold Fund
First Eagle Global Income Builder Fund
First Eagle Rising Dividend Fund
First Eagle Small Cap Opportunity Fund
First Eagle U.S. Smid Cap Opportunity Fund
First Eagle Global Real Assets Fund
First Eagle High Yield Municipal Fund
First Eagle Short Duration High Yield Municipal Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED AUGUST 18, 2025
TO PROSPECTUS DATED MARCH 1, 2025 as supplemented MARCH 7, 2025 AND
TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2025

As of August 15, 2025, private equity funds managed by Genstar Capital have acquired a majority investment in First Eagle Holdings, Inc., the parent company of First Eagle Investment Management, LLC (“FEIM”), the investment adviser to the First Eagle Funds (the “Funds”).

The transaction is not expected to result in any change in the portfolio management of the Funds or in any Fund’s investment objectives or policies. The shareholders of First Eagle U.S. Smid Cap Opportunity Fund and First Eagle Global Real Assets Fund approved continuation of the Funds’ investment advisory agreements at a shareholder meeting held on June 30, 2025. The shareholders of First Eagle Overseas Fund, First Eagle U.S. Fund, First Eagle Global Income Builder Fund, First Eagle Rising Dividend Fund, and First Eagle High Yield Municipal Fund approved continuation of the Funds’ investment advisory agreements when the shareholder meeting reconvened on July 28, 2025. The shareholders of First Eagle Global Fund, First Eagle Gold Fund, First Eagle Small Cap Opportunity Fund and First Eagle Short Duration High Yield Municipal Fund approved continuation of the Fund’s investment advisory agreements when the shareholder meeting reconvened on August 14, 2025. The new investment advisory agreements, which are substantially similar to the prior agreements became effective as of the transaction closing and will provide for continuation of each Fund’s investment program without interruption.

The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2025 as supplemented March 7, 2025 and the First Eagle Funds’ Statement of Additional Information dated March 1, 2025. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled “Fund Management” and the sections of the Statement of Additional Information entitled “Investment Advisory and Other Services” and “Conflicts of Interest.” Any references to the continuing ownership of FE Holdings by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”) are superseded and removed. The discussions of conflicts of interest relating to FEIM’s affiliates are also amended to remove references to Blackstone and Corsair and should now be understood to describe similar and corresponding conflicts of interest that, to the extent applicable, will exist with regard to Genstar Capital. This Supplement also updates an earlier Supplement relating to the transaction dated March 7, 2025.

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This Supplement is also intended to highlight changes to the First Eagle Global Income Builder Fund’s Prospectus dated March 1, 2025, as supplemented March 7, 2025, related to the Fund’s benchmark index.

Effective September 30, 2025, the following replaces the section of the Fund’s Summary Prospectus entitled “Average Annual Total Returns as of December 31, 2024”:

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Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years	Class R6 Inception (3/1/17)
First Eagle Global Income Builder Fund
Class A Shares
Return Before Taxes	1.29%	3.96%	4.69%	—

Return After Taxes on Distributions	-0.07%	2.73%	3.64%	—

Return After Taxes on Distributions and Sales of Fund Shares	0.99%	2.71%	3.35%	—
Class C Shares
Return Before Taxes	4.77%	4.23%	4.43%	—
Class I Shares
Return Before Taxes	6.88%	5.29%	5.49%	—
Class R6 Shares
Return Before Taxes	6.97%	5.36%	—	5.54%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%	1.20%
Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.69%	-1.96%	0.15%	0.13%
MSCI World Index (reflects no deduction for fees or expenses, but reflects net of withholding taxes)	18.67%	11.17%	9.95%	11.23%
60% MSCI World Index/40% Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses, but reflects net of taxes)*	11.45%	6.72%	6.67%	7.37%
60% MSCI World Index/40% Barclays Global Aggregate Bond Index (reflects no deduction for fees or expenses, but reflects net of taxes)	10.17%	5.98%	6.14%	6.88%

*	Effective September 30, 2025, the Fund’s benchmark index changed from the composite index consisting of 60% of the MSCI World Index and 40% of the Bloomberg U.S. Aggregate Bond Index to the composite index consisting of 60% of the MSCI World Index and 40% of the Barclays Global Aggregate Bond Index. The Fund believes that the new index more closely reflects the Fund’s investment strategies.

Effective September 30, 2025, the following is added to the section of the Prospectus entitled “Fund Indices”:

The Barclays Global Aggregate Bond Index is a broad-based benchmark that measures global investment grade debt from multiple local currency markets; including treasury, government-related and corporate and securitized fixed-rate bonds from both developed and emerging markets.

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Investors Should Retain this Supplement for Future Reference